LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance
Lincoln Corporate Variable 5, Lincoln Corporate Commitment® VUL

Supplement dated May 1, 2026 to the
Updating Summary Prospectus for Existing Owners dated May 1, 2026

This Supplement to your summary prospectus outlines changes to certain investment options under your variable life insurance policy.  All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Effective May 1, 2026, the following American Funds Insurance Series fund names will be updated as follows:
FORMER FUND NAME	NEW FUND NAME
American Funds® IS Global Small Capitalization Fund	American Funds® IS SMALLCAP World Fund
American Funds® IS International Fund	American Funds® IS EUPAC Fund

You can obtain information by contacting your registered representative, online at www.lfg.com/vulprospectus, or by sending an email request to CustServSupportTeam@lfg.com.
Please retain this supplement for future reference.